                                                                 EXHIBIT 10.17.3


                                                                  EXECUTION COPY
                                                                  --------------

                          TWELFTH AMENDMENT AND WAIVER
                          ----------------------------

                  TWELFTH AMENDMENT AND WAIVER dated as of October 22, 2001 (the "Twelfth Amendment") with respect to the Revolving Credit and Term Loan Agreement dated as of April 26, 1999 (as amended, the "Credit Agreement") by and among Chart House Enterprises, Inc. (the "Parent"), Chart House, Inc. (the "Borrower"), the lending institutions from time to time party thereto (collectively, the "Banks") and Fleet National Bank (formerly known as BankBoston, N.A.), as Agent (the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Banks have made Loans and other financial accommodations to the Borrower which remain outstanding; and

                  WHEREAS, the Borrower has requested that the Agent and the Banks, and the Agent and the Banks are willing to, amend the Credit Agreement and waive certain Events of Default, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the following terms shall have the following meanings:

                  "Effective Date":  shall have the meaning ascribed thereto in
         Article V of this Twelfth Amendment.

                  "EGI (01)": means EGI-Fund (01) Investors, L.L.C.

                  "Excess AP": shall have the meaning ascribed thereto in the Participation Agreement.

                  "Actual Net Availability": shall have the meaning ascribed thereto in the Participation Agreement.

                  "Participation Agreement": means that certain Participation Agreement dated as of October 22, 2001 by and among EGI (01), the Agent and the Banks, a copy of which is attached hereto as Exhibit A.

                  "Reporting Date": means every Tuesday during the Reporting Period.

                  "Reporting Period" means the period from Tuesday, October 23, 2001 through and including Tuesday, April 30, 2002.

                  "Specified Events of Default": Events of Default arising (i) under Section 15.1(a) of the Credit Agreement as a result of the Borrower's failure to pay to the Agent, for the ratable benefit of the Banks, the quarterly amortization payment due September 24, 2001 under the Term Loan pursuant to Section 4.3.1 of the Credit Agreement, (ii) as a result of the Borrower's failure to consummate a Type A Capital Event on or before September 28, 2001 pursuant to Section 4.1 of the Eleventh Amendment and Waiver dated August 9, 2001 (the "Eleventh Amendment") and (iii) as a result of the Borrower's failure to deliver a Business Plan, acceptable to the Agent and the Required Banks on or before October 15, 2001, pursuant to Section 4.3(b) of the Eleventh Amendment.

                  "Subsequent Participating Amount": shall have the meaning ascribed thereto in the Participation Agreement.

                  "Unfunded EGI Commitments": means an amount equal to $500,000 minus the aggregate principal amount of all junior and subordinated participating interests purchased by EGI after the Effective Date pursuant to the Participation Agreement.

                                   ARTICLE II
                                     WAIVER

                  Section 2.1. Waiver. Subject to compliance with the terms and
                               ------
conditions set forth in this Twelfth Amendment, the Agent and the Banks hereby agree to waive the Specified Events of Default.


                                   ARTICLE III
                         AMENDMENTS TO CREDIT AGREEMENT

                  Section 3.1. Amendments to Section 1.1 (Definitions). (a)
Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definitions of "Mortgages", "Revolving Credit Loan Maturity Date" and "Term Loan Maturity Date" and (ii) inserting the following definitions in their proper alphabetical order:

                  "Mortgages" Mortgages and deeds of trust, in form and substance satisfactory to the Agent, executed by the Parent, the Borrower or any of their Subsidiaries in favor of the Agent, for the benefit of the Banks, with respect to fee and leasehold interests in Real Estate.

                  "Revolving Credit Loan Maturity Date"  April 30, 2002.

                  "Term Loan Maturity Date"  April 30, 2002.

                  (b) The definition of "Obligations" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately before the period at the end of said section the phrase "; it being understood that the definition of Obligations shall include indebtedness incurred by the Parent, the Borrower and any of their respective Subsidiaries in respect of advances made by the Agent to cover (i) overdrafts in an amount not to exceed $500,000 or (ii) overdrafts that exceed $500,000, provided such overdrafts in excess of $500,000 are made with the consent of each Bank".

                  (c) The definition of "Real Estate" contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the phrase "the Borrower or any of its Subsidiaries." and (ii) inserting in lieu thereof the phrase "the Parent, the Borrower or any of their Subsidiaries."

                  Section 3.2 Amendment to Section 4.3.1(a) (Term Loan). Section 4.3.1(a) of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting in lieu thereof the following:

         "The Borrower promises to pay to the Agent for the account of the Banks, an amount equal to the unpaid balance of the Term Loan on the Term Loan Maturity Date."

                  Section 3.3. Amendment to Section 4.3.2 (Annual Excess Operating Cash Flow Recapture). Section 4.3.2 of the Credit Agreement is hereby amended by inserting immediately before the period at the end of said section the phrase "to permanently reduce each Bank's pro rata share of the Revolving Credit Commitments".

                  Section 3.4. Amendment to Section 4.3.3 (Proceeds). Section
4.3.3 of the Credit Agreement is hereby amended by inserting immediately after the phrase "principal due on the Term Loan pro rata" and immediately before the period, the phrase ", with any remaining amounts to be applied against outstanding Revolving Credit Loans to permanently reduce each Bank's pro rata share of the Revolving Credit Commitments".

                  Section 3.5. Amendment to Section 8 (Collateral Security and Guarantees). (a) Section 8.1(a) of the Credit Agreement is hereby amended by inserting the phrase "or may become" immediately after the phrase "the Borrower is" and immediately before the phrase "a party."

                  (b) Section 8.2(a) of the Credit Agreement is hereby amended by inserting the phrase "or may become" immediately after the phrase "such Subsidiary Guarantor is" and immediately before the phrase "a party." Section 8.2(b) of the Credit Agreement is hereby amended by inserting the phrase "or may become" immediately after the phrase "such Subsidiary Guarantor is" and immediately before the phrase "a party."

                  (c) Section 8.3(a) of the Credit Agreement is hereby amended by inserting the phrase "or may become" immediately after the phrase "the Parent is" and immediately before the phrase "a party."

                  Section 3.6. Amendment to Section 12 (Financial Covenants of the Borrower). Section 12 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

         "Intentionally Omitted"

                  Section 3.7. Amendment to Section 21.5 (Participations).
Section 21.5 of the Credit Agreement is hereby amended by inserting immediately before the period at the end of said section the phrase "provided, further that the proviso requiring each participation to be not less than $5,000,000 set forth in subsection (i) herein shall not apply to the Participation Agreement".

                  Section 3.8. Amendment to Schedules. Schedule 1 to the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule 1 attached hereto.


                                   ARTICLE IV
                                   AGREEMENTS

                  Section 4.1. Interest. Anything to the contrary contained in the Credit Agreement notwithstanding, during the period beginning on the Effective Date through and including the earlier of (a)

April 30, 2002, (b) the day prior to the date of the occurrence of an Event of Default or (c) the date when all Obligations are paid in full in cash (the "Twelfth Amendment Period"), the Loans shall bear interest at a rate per annum equal to the Base Rate plus 2.75%; it being understood that no Eurodollar Rate Loans (other than Eurodollar Rate Loans currently outstanding which shall be permitted to remain outstanding) shall be available during the Twelfth Amendment Period.

                  Section 4.2. Deferral. Anything to the contrary contained in the Credit Agreement notwithstanding, during the Twelfth Amendment Period, the Agent and the Banks hereby agree to defer payment of the Commitment Fee, any fee due the Agent in respect of Section 6.2 of the Credit Agreement and interest; provided, however, that, notwithstanding the foregoing, the Borrower shall pay interest in cash on each applicable Interest Payment Date in respect of any Eurodollar Rate Loan currently outstanding; and further, provided, that the Borrower shall pay in full in cash the accrued but unpaid Commitment Fee, any fee due the Agent in respect of Section 6.2 of the Credit Agreement and accrued but unpaid interest at the end of the Twelfth Amendment Period.

                  Section 4.3. Treatment of Accrued Default Interest. Interest that commenced accruing on September 25, 2001 pursuant to Sections 6.11.1 and
6.11.2 of the Credit Agreement above the applicable contract rate of interest otherwise required pursuant to Sections 2.5 and 4.5.1 of the Credit Agreement ("Default Interest"), shall, upon the Effective Date, cease accruing and shall be paid in full in cash at the end of the Twelfth Amendment Period; provided, however, that notwithstanding the foregoing, if the Amendment Fee is required to be paid pursuant to Section 4.12 hereof, payment of the Default Interest shall, without the necessity of any further action by any party, be waived. Upon the Effective Date, Section 4.1 hereof shall govern the payment of interest.

                  Section 4.4. Limitation on Revolving Credit Commitments. The Borrower hereby acknowledges and agrees that to the extent the aggregate principal amount of outstanding Revolving Credit Loans is equal to or exceeds $19,000,000, the Agent and the Banks shall not make Revolving Credit Loans unless and until (a) EGI (01) pays to the Agent, for the ratable benefit of the Banks, a Subsequent Participating Amount and (b) such Subsequent Participating Amount equals or exceeds the amount of Revolving Credit Loans to be made.

                  Section 4.5. Financial Covenant. The Borrower shall not permit, measured as at any Reporting Date, the sum of (i) Actual Net Availability plus (ii) the Unfunded EGI Commitments minus Excess AP to be less than $300,000; it being understood that a breach of this financial covenant shall, without the necessity of any further action by any party, automatically constitute an Event of Default under the Credit Agreement.

                  Section 4.6. Restriction on Capital Expenditures. During the Twelfth Amendment Period, the Borrower and the Parent shall not make and shall not permit any Subsidiary of the Borrower or the Parent to make Capital Expenditures that exceed $926,000 in the aggregate.

                  Section 4.7. Restrictions on ACH Transfers and Issuance of Checks. The Borrower and the Parent shall not and shall not permit any Subsidiary of the Borrower or the Parent to conduct an ACH transfer or issue any check unless there are sufficient funds in the general ledger, there is sufficient availability under the Credit Agreement or there is otherwise a reasonable anticipation that such availability will exist when presented for payment.

                  Section 4.8. Financial Reporting Requirements. The Borrower hereby agrees to provide to the Agent and the Banks on each Reporting Date during the Reporting Period a 13-week cash flow forecast and the following information: (a) Actual Net Availability, (b) Excess AP, (c) the dollar amount of accounts payable, (d) the amount of Unfunded EGI Commitments, (e) Capital Expenditures made during the

Reporting Period, (f) the weighted average days outstanding of accounts payable and (g) such other information as the Agent may request. Each 13-week cash flow forecast and all other information required to be provided pursuant to this
Section 4.8 shall be certified by the Borrower's Chief Financial Officer.

                  Section 4.9. Exit Strategy Plan. On or before January 31, 2002, the Borrower shall deliver to the Agent and the Banks the "Exit Strategy Plan" acceptable to the Agent and the Required Banks; it being understood that the failure of the then current Exit Strategy Plan to be acceptable to the Agent and the Required Banks on or before January 31, 2002 shall, without the necessity of any further action by any party, constitute an Event of Default. In determining whether the Exit Strategy Plan is acceptable, the Agent and the Banks may consider, among other things, (i) whether the information (financial or otherwise) and strategy contained in such Exit Strategy Plan constitutes a viable plan for paying the Obligations in full in cash by April 30, 2002 and
(ii) whether the plan for implementing such Exit Strategy Plan is reasonable under the circumstances and the then-current market conditions. The Agent and the Banks shall not unreasonably withhold acceptance of such Exit Strategy Plan. As used herein, "Exit Strategy Plan" means a detailed exit strategy plan identifying, among other things, (i) the Borrower's plan for payment in full of the Obligations by April 30, 2002 and (ii) the steps to be taken to implement such plan.

                  Section 4.10. Retention of Agent's Financial Advisor. The Borrower, the Parent and each Subsidiary Guarantor hereby agree to cooperate in all respects with any financial advisor retained by the Agent. The Borrower hereby agrees to pay or reimburse the Agent on demand for all reasonable fees and out-of-pocket expenses incurred in connection with such retention.

                  Section 4.11. Termination of Borrower's Financial Advisor. Anything to the contrary in the Eleventh Amendment dated as of August 9, 2001 notwithstanding, to the extent that the Agent retains a financial advisor, the Borrower shall be permitted to terminate the engagement of PricewaterhouseCoopers LLP upon five (5) days prior written notice to the Agent.

                  Section 4.12. Amendment Fee. The Borrower hereby agrees that it shall pay to the Agent, for the ratable benefit of the Banks (and the Guarantors guarantee the payment of) a fee in an amount equal to $575,000 (the "Amendment Fee") at the end of the Twelfth Amendment Period; provided, however, that the Amendment Fee shall be waived in the event the Obligations (other than the Amendment Fee) shall have been paid in full in cash on or before April 29, 2002. If, at any time prior to the close of business April 26, 2002, the Borrower (i) certifies in writing to the Agent and the Banks (a) that the closing of a capital event (which may include, among other things, a refinancing of the Obligations or a sale of assets) is reasonably imminent to close within 30 days of the date of such certification and (b) that such capital event will generate sufficient net cash proceeds to pay the Obligations in full in cash and
(ii)(x) in the context of a sale of assets, delivers to the Agent and the Banks a signed copy of a purchase and sale agreement containing no financing contingency or, alternatively, with a firm commitment letter from a reputable financial institution providing for a sufficient amount of financing, (y) in the context of a refinancing of the Obligations, delivers to the Agent and the Banks a signed copy of a firm commitment letter from a reputable financial institution providing for a sufficient amount of financing to pay in full the Obligations or
(z) a signed copy of such other document(s) that evidence such capital event, then the Borrower may request, and the Agent and the Banks shall reasonably consider such request, to extend the date of payment of the Amendment Fee for no more than 30 days; it being understood that the date of payment of the Amendment Fee shall not be extended unless and until the Agent and the Banks extend Revolving Credit Loan Maturity Date and the Term Loan Maturity Date. Anything to the contrary notwithstanding contained herein, the Amendment Fee shall be deemed earned in full on the Effective Date. This Section 4.12 shall not be construed to imply (expressly or implicitly) any agreement on the part of the Agent or any Bank to extend the Revolving Credit Loan Maturity Date and the Term Loan Maturity Date.

                Section 4.13. Cross-Default. To the extent that EGI (01) defaults in any of its obligations under the Participation Agreement, including, without limitation, Section 3 thereof, such default shall, without the necessity of any further action by any party, automatically constitute an Event of Default under the Credit Agreement.

                Section 4.14. Agreements Deemed Agreements under the Credit Agreement. For purposes of the Credit Agreement, the agreements of the Borrower contained in this Twelfth Amendment shall be deemed to be, and shall be, agreements under the Credit Agreement. Without limiting the foregoing sentence, if the Borrower breaches any provision contained in this Article IV or in
Section 7.2 hereof, or should any representation or warranty set forth in
Section 7.1 be untrue, then such event shall, without the necessity of any further action by any party, automatically constitute an Event of Default.

                                    ARTICLE V
                                 EFFECTIVE DATE

                This Twelfth Amendment shall become effective as of the date on which (i) the Agent has received (a) counterparts to this Twelfth Amendment, duly executed and delivered by the Borrower, the Parent, the Subsidiary Guarantors, the Agent and each of the Banks and (b) payment in full in cash of the invoiced and unpaid fees and expenses of the Agent's professionals and (ii) the Participation Agreement is duly executed and delivered by all parties thereto and, pursuant to the terms thereof, EGI (01), upon purchasing a junior and subordinated interest in the Revolving Credit Loans thereunder, pays to the Agent, for the ratable benefit of the Banks, the sum of $1,500,000.

                                   ARTICLE VI
                                 INTERPRETATION

                Section 6.1. Continuing Effect of the Credit Agreement. The Borrower, the Agent and each Bank hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                Section 6.2. No Waiver. Nothing contained in this Twelfth Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default, or of any rights, powers, privileges or remedies that the Agent or the Banks have or may have under the Credit Agreement, the Security Documents, any other Loan Document or related document or applicable law on account of such Default or Event of Default, except as expressly provided herein.

                                   ARTICLE VII
                                  MISCELLANEOUS

                Section 7.1. Representations and Warranties. (a) The representations and warranties contained in Section 9 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by this Amendment and the other Loan Documents, changes which have been disclosed to the Agent and the Banks prior to the date hereof and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties related expressly to an earlier date.

                        (b) Each of the Parent, the Borrower and each Subsidiary Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.

                Section 7.2. Payment of Fees and Expenses. The Borrower hereby agrees to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Twelfth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent. In furtherance of the provisions of this Section 7.2 and Section 18.1 of the Credit Agreement, the Borrower hereby agrees that the Agent shall be entitled, upon one Business Day's written notice to the Borrower, to debit any account of the Borrower to collect costs and expenses to which the Agent is entitled pursuant to Section 4.10 of this Twelfth Amendment and Section 7.2 and Section 18.1 of the Credit Agreement.

                Section 7.3. Counterparts. This Twelfth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                Section 7.4. Twelfth Amendment as Loan Document. For purposes of the Credit Agreement, this Twelfth Amendment shall be deemed to be, and shall constitute a Loan Document.

                Section 7.5. Integration. The Loan Documents, including the Credit Agreement as amended hereby, and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby.

                Section 7.6. GOVERNING LAW. THIS TWELFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS TWELFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                Section 7.7. Reservation of Rights. Notwithstanding anything contained in this Twelfth Amendment, the Borrower, the Parent and the Subsidiary Guarantors acknowledge that the Agent and the Banks do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, the Security Documents, any other related document and applicable law upon the occurrence of any Default or Event of Default, other than as expressly provided herein.

                Section 7.8. Confirmation of Indebtedness. The Borrower hereby confirms and acknowledges that, as of the Effective Date, the Borrower is truly and justly indebted to the Banks, without defense, counterclaim or offset of any kind, in respect of Loans and Letters of Credit in the aggregate principal amount of $27,287,500.

                Section 7.9. Ratification of Guaranty. By its signature below, each of Parent and each Subsidiary Guarantor hereby acknowledges this Twelfth Amendment and agrees that the applicable Guarantee from such Guarantor in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which such Guarantor is a party remains in full force and effect, and each such Guarantor hereby confirms and ratifies all of its obligations thereunder.

                Section 7.10. Waiver and Release. The Parent, the Borrower and the Subsidiary Guarantors hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Twelfth Amendment or in the future against the Agent, the Banks and/or their respective parents, affiliates, and each of the participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns of any of the foregoing, directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the Effective Date, arising out of, based upon, or in any manner connected with (a) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, the Security Documents, any other related document and/or the administration thereof or the obligations created thereby; (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, the Security Documents, any other related document and/or the administration thereof or the obligations created thereby, or (c) any matter related to the foregoing.

       IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                                  CHART HOUSE, INC.


                                                  By: /S/ KENNETH R. POSNER
                                                      --------------------------
                                                       Title: President

                             FLEET NATIONAL BANK (f/k/a BankBoston,
                             N.A.), as Agent and a Lender

                             By: /s/ Corinne Barrett
                                 -----------------------------------
                                 Title:  Sr. Vice President


                             BNP PARIBAS, as a Lender


                             By:
                                 -----------------------------------
                                 Title:


                             By: /s/ Albert Young Jr.
                                 -----------------------------------
                                 Title:  Director


                             ING (U.S.) CAPITAL LLC, as a Lender


                             By: /s/ Mark Newsome
                                 -----------------------------------
                                 Title:  Associate

                                         ACKNOWLEDGED AND AGREED:

                                         CHART HOUSE ENTERPRISES, INC.
                                         as Parent


                                         By: /s/ KENNETH R. POSNER
                                            ---------------------------------
                                            Title: President

                                         CHART HOUSE ENTERPRISES OF IDAHO,
                                         INC., as a Subsidiary Guarantor

                                         By: /s/ KENNETH R. POSNER
                                            ---------------------------------
                                            Title: Assistant Vice President

                                         CHART HOUSE ENTERPRISES OF PUERTO
                                         RICO, INC., as a Subsidiary Guarantor

                                         By: /s/ KENNETH R. POSNER
                                            ---------------------------------
                                            Title: President

                                         CHART HOUSE OF ANNAPOLIS, INC., as a
                                         Subsidiary Guarantor

                                         By: /s/ KENNETH R. POSNER
                                            ---------------------------------
                                            Title: President

                                         CHART HOUSE OF MARYLAND, INC., as a
                                         Subsidiary Guarantor

                                         By: /s/ KENNETH R. POSNER
                                            ---------------------------------
                                            Title: President

                                         CHART HOUSE ACQUISITION, INC., as a
                                         Subsidiary Guarantor

                                         By: /s/ KENNETH R. POSNER
                                            --------------------------------
                                            Title: President

                                      BIG WAVE, INC., as a Subsidiary Guarantor

                                      By: /s/ KENNETH R. POSNER
                                         ---------------------------------------
                                         Title: President

                                      CORK 'N CLEAVER, INC., as a Subsidiary
                                      Guarantor

                                      By: /s/ KENNETH R. POSNER
                                         ---------------------------------------
                                         Title: President

                                      ANALOS COMPANY, as a Subsidiary Guarantor

                                      By: /s/ KENNETH R. POSNER
                                         ---------------------------------------
                                         Title: President

                                      WEST 52nd STREET, INC., as a Subsidiary
                                      Guarantor

                                      By: /s/ KENNETH R. POSNER
                                         ---------------------------------------
                                         Title: President

                                      CHART HOUSE ACQUISITION OF NEVADA, INC., as a Subsidiary Guarantor

                                      By: /s/ KENNETH R. POSNER
                                         ---------------------------------------
                                         Title: President

                                      CHART HOUSE ACQUISITION OF MARYLAND, INC., as a Subsidiary Guarantor

                                      By:  /s/ KENNETH R. POSNER
                                         ---------------------------------------
                                         Title: President

                                   SCHEDULE 1
                            (As of October 22, 2001)

------------------------------------------------------------------------------------------------------------------------
                               Revolving Credit         Commitment                                     Commitment
           Banks                  Commitment            Percentage             Term Commitment         Percentage
           -----                  ----------            ----------             ---------------         ----------
------------------------------------------------------------------------------------------------------------------------
Fleet National Bank               $9,750,000                 50%                  $6,750,000                50%
(f/k/a BankBoston,
N.A.) Domestic
Eurodollar
Lending Office
100 Federal Street
Boston, MA 02110
Attn: Corinne Barrett
Senior Vice President
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
BNP Paribas                       $4,875,000                 25%                  $3,375,000                25%
Domestic Eurodollar
Lending Office
227 West Monroe
Suite 3300
Chicago, IL 60606
Attn:  Amy Kirschner
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ING (US) LLC                      $4,875,000                 25%                  $3,375,000                25%
Domestic
Eurodollar
Lending Office
233 South Wacker Dr.,
Suite 5200
Chicago, IL  60606
Attn: Mark Newsome
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------